                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               August 10, 2000

                ADVANTA EQUIPMENT RECEIVABLES SERIES 2000-1 LLC
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                   NV                             333-93915                      88-0454146
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             (State or Other                   (Commission File       (I.R.S. Employer Identification
      Jurisdiction of Incorporation)               Number)                            No.)



     639 Isbell Road, Suite 390-1
               Reno, NV                                                              89509
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(Address of Principal Executive Offices)                                           (Zip Code)


        Registrant's telephone number, including area code 775-823-3080
                                                           ------------
                                    No Change
        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.     Financial Statements and Exhibits


      The following exhibit is furnished herewith:

      21 Monthly Servicer's Certificate issued on August 10, 2000 relating to the Equipment Receivables Asset-Backed Notes, Series 1998-1, prepared by the Servicer and sent to the Trustee pursuant to
            Section 3.06(a) of the Series 1998-1 Supplement dated as of April 14, 1998 covering the period of July 1, 2000 through July 31, 2000.

                              SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          ADVANTA EQUIPMENT RECEIVALBES
                                          SERIES 2000-1 LLC,
                                          As Registrant

                                          By    /s/  KIRK WEILER
                                                ---------------

                                          Name:  Kirk Weiler
                                          Title: Manager


Dated:      August  10, 2000

                                 EXHIBIT INDEX



Exhibit No.                                                                                                  Page
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       21.1           Monthly Servicer's Certificate dated August 10, 2000 prepared by the                     8
                      Servicer and sent to the Trustee pursuant to Section 2.01 (a) of the
                      Series 2000- I Transfer and Servicing Agreement covering the period of July 1, 2000 through July 31, 2000.
